Exhibit 21. There is furnished a list of subsidiaries of Dresser Industries, Inc. as of October 31, 1996. See Note (a).

                                                   STATE OR OTHER        % OF VOTING
                                                  SOVEREIGN POWER        SECURITIES
                                                   UNDER THE LAWS         OWNED BY
                                                      OF WHICH            IMMEDIATE
              NAME                                    ORGANIZED            PARENT
              ----                                ---------------        -----------
AVA Italiana S.r.L.                                  Italy                   100%
AVA S.A.R.L.                                         France                  100%
Baroid Corporation                                   Delaware                100%
  Baroid Drilling Fluids, Inc.                       Delaware                100%
    American Thai Barite Limited                     Thailand                100%
    Atlantic Minerals and Products Corporation       Florida                 100%
      Sperry-Sun International, Inc.                 Delaware              78.26%(1)
        NL do Brazil Ltda.                           Brazil                  100%
        Sperry-Sun Drilling Services (Cyprus) Ltd.   Cyprus                  100%
        Sperry-Sun Saudia Company Limited            Saudi Arabia             75%(2)
    Baroid Drilling Chemical Products Limited        Nigeria                  60%(2)
      Nibod Mines Ltd.                               Nigeria                 100%
    Baroid Industrial Minerals, Inc.                 Delaware                100%
      Bentonite Corporation                          Delaware                100%
    Baroid International Inc.                        Delaware                100%
      Baroid, S.A. de C.V.                           Mexico                   51%
      NL Baroid (Cameroon) S.A.R.L.                  Cameroun                100%
    Baroid Nigeria, Inc.                             Delaware                100%
    Baroid of Nigeria Limited                        Nigeria                  60%(2)
    Baroid Sales Export Corporation                  Delaware                100%
    Baroid Trading International, Inc.               Nevada                  100%
    Baroid de Venezuela, S.A.                        Venezuela             99.73%(3)
    Basin Surveys, Inc.                              West Virginia           100%
    Compania Transandina de Exportacion, Inc.        Delaware                100%
    Industrial Reactor Laboratories, Inc.            New York                100%
    Petrotech environmental Services, Inc.           Delaware                100%
  Baroid Drilling Chemical Products Limited          Nigeria                  60%(2)
  Baroid Equipment, Inc.                             California              100%
    Baroid Equipment Canada, Inc.                    California              100%
    SW Servicing, Inc.                               Delaware                100%
  Baroid International Trading Corporation           Delaware                100%
    Baroid Australia Pty. Limited                    Australia                90%
    Dresser AS                                       Norway                  100%
    Baroid Corporation of Canada Ltd.                Canada                  100%
      Baroid Group (Partnership)                     Canada                   54%(4)
      DB Stratabit (Canada) Ltd.                     Canada                  100%
    Baroid (Far East) Pte. Ltd.                      Singapore               100%
    Baroid International, S.p.A.                     Italy                   100%
      Security DBS Italia S.r.L.                     Italy                   100%
    Baroid Pigmina Industrial e Comercial Ltda.      Brazil                  100%
    Dresser Industries RUS                           Russia                  100%
    Baroid S.A.R.L.                                  Tunisia                 100%
    Pacific Petroleum Products, Inc.                 Delaware                100%
      Minerales Andinos, S.A.                        Peru                    100%
    Petroleum Information & Equipment Services
     Pte. Ltd.                                       Singapore               100%
    Societe de Developpement de Barytine             Morocco                 100%
    Sperry-Sun de Ecuador S.A.                       Ecuador                 100%
  Baroid Management Company                          Delaware                100%
  Baroid Technology, Inc.                            Delaware                100%

                                                        STATE OR OTHER   % OF VOTING
                                                       SOVEREIGN POWER   SECURITIES
                                                        UNDER THE LAWS    OWNED BY
                                                           OF WHICH       IMMEDIATE
                    NAME                                  ORGANIZED        PARENT
                    ----                               ---------------   -----------
    Canadian Baroid Sales Ltd.                            Canada            100%
    DB Stratabit, Inc.                                    Delaware          100%
        DB Stratabit GmbH                                 Germany           100%
        DB Stratabit (M.E.) E.C.                          Bahrain           100%
        DB Stratabit Pte. Ltd.                            Singapore         100%
        DB Stratabit S.A.                                 Belgium           100%
            DB Stratabit S.A.                             France            100%
        DBS-Tunisie                                       Tunisia           100%
        DB Stratabit S. A. R. L.                          Tunisia           100%
        DB Stratabit (USA) Inc.                           Delaware          100%
        Xinjiang DB Stratabit Bit and Tool Company
         Ltd.                                             China              60%
    Sperry-Sun Drilling Services, Inc.                    Delaware          100%
        Cochran-Dean Company                              Texas             100%
        Drilling Services International, Inc.             Delaware          100%
        NL Acme Tool, Inc.                                Delaware          100%
            Baroid GmbH                                   Germany           100%
        Sperry-Sun de Venezuela, S.A.                     Venezuela         100%
        Tre-Tech, Inc.                                    Delaware          100%
    Sub Sea International Inc.                            Delaware          100%
        Sub Sea do Brasil-Servicos Submarinos
         Ltda.                                            Brazil             90% (5)
        Sub Sea International Australia, Inc.             Delaware          100%
        Sub Sea International New Zealand Inc.            Delaware          100%
        Sub Sea Offshore (B) Berhad                       Brunei             70%
        Sub Sea Offshore Espana, S.A.                     Spain             100%
        Sub Sea Offshore, Inc.                            Delaware          100%
        Sub Sea Offshore (Nigeria) Limited                Nigeria           100% (6)
        Sub Sea Overseas, Inc.                            Panama            100%
        Sub Sea Underwater Associates, Inc.               Delaware           51%
        Sub Sea Worldwide, Inc.                           Panama            100%
        Subtec Middle East Limited                        Delaware          100%
            Subtec Marine Services Limited                Cyprus            100%
            Subtec Asia Limited                           Isle of Man       100%
                Subtec Laut Sdn. Bhd.                     Brunei            100% (7)
                Subtec Middle East Company (Private)
                 Limited                                  Sharjah           100%
                     Subtec Offshore (Sabah) Sdn. Bhd.    Malaysia           60%
                Subtec Off-Shore Support Limited          Cyprus            100%
                Yamado Enterprises Sdn. Bhd.              Brunei            100%
        Wellstream, Inc.                                  Delaware          100%
Baroid Middle East, Inc.                                  Delaware          100% (8)
DMD Russia, Inc.                                          Delaware          100%
Dresser AG                                                Liechtenstein     100%
    Dresser Anstalt                                       Liechtenstein     100%
        Dresser Australia Pty. Ltd.                       Australia         100%
        Dresser Cameroun S.a.r.L.                         Cameroun           90% (9)
    International Oil Field Engineering Ltd.              Cayman Islands     51%
    Magcobar Manufacturing Nigeria Limited                Nigeria            60%
Dresser (Algeria) Inc.                                    Delaware          100%

                                                        STATE OR OTHER   % OF VOTING
                                                       SOVEREIGN POWER   SECURITIES
                                                        UNDER THE LAWS    OWNED BY
                                                           OF WHICH       IMMEDIATE
                    NAME                                  ORGANIZED        PARENT
                    ----                               ---------------   -----------

Dresser Argentina S.A.                                    Argentina         100%
Dresser Canada, Inc.                                      Canada             85% (10)
    Dresser Ireland Finance Company                       Ireland            78% (11)
Dresser Caspian, Inc.                                     Delaware          100%
Dresser Corporation                                       Nevada            100%
Dresser Far East, Inc.                                    Delaware          100%
    Dresser Oil Services Vietnam Limited                  Vietnam           100%
Dresser Foreign Sales Corporation Limited                 Guam              100%
Dresser Holding, Inc.                                     Delaware          100%
    Dresser International Sales Corporation               Delaware          100%
Dresser (Holdings) Limited                                England         59.45% (12)
    AVA (U.K.) Limited                                    England           100%
    Sub Sea Offshore (Holdings) Limited                   England           100%
            Camera Alive                                  England           100%
            Sub Sea Offshore Limited                      England           100%
                Sub Sea Offshore Holdings Norge A/S       Norway            100%
                Sub Sea Offshore Pte. Ltd.                Singapore         100%
    Baroid Corporation                                    England            99% (13)
        Baroid Limited                                    England           100%
        DB Stratabit Limited                              Scotland          100%
            Strata Bit Limited                            Scotland          100%
        NL Overseas Service Company, Ltd.                 England           100%
        Dresser Drilling and Production
         Services Limited                                 England           100%
        Russell Attitude Systems, Ltd.                    England           100%
        Sperry-Sun (U.K.) Limited                         England           100%
    Dresser Acquisitions Limited                          England           100%
        North Sea Assets Limited                          Scotland          100%
            British Underwater Engineering Limited        England           100%
                Cotiner B.V.                              Netherlands       100%
                KD Marine Brazil                          Brazil            100%
                KD Marine N.V.                            Netherlands       100%
            Bue Ships Ltd.                                England           100%
            SubSea HMB Ltd.                               Scotland          100%
                HMB Subwork Limited                       England           100%
                HMB Subwork De Espania  S.A.              Spain             100%
                Improv (UK) Limited                       Scotland          100%
                Sub Sea Norge A/S                         Norway            100%
    Dresser Group Pension Trustee Limited                 England           100%
    Dresser Holmes Limited                                England           100%
        B. Thornton Limited                               England           100%
        George Street Parade Limited                      England           100%
        Holmes Blowers Limited                            England           100%
        Vactor Industrial Pollution (U.K.) Limited        England           100%
    Dresser U. K. Limited                                 England           100%
        British Pleuger Submersible Pumps Limited         England           100%
        LCL Knightsbridge Limited                         England           100%
        Studebaker-Worthington (U.K.) Limited             England           100%
        Worthington Pumping Systems Limited               England           100%
        Worthington-Simpson Ltd.                          England           100%

                                                   STATE OR OTHER        % OF VOTING
                                                  SOVEREIGN POWER        SECURITIES
                                                   UNDER THE LAWS         OWNED BY
                                                      OF WHICH            IMMEDIATE
              NAME                                    ORGANIZED            PARENT
              ----                                ---------------        -----------
Dresser U.K. Pensions Limited                         England               100%
Granherne (Holdings) Ltd                              England               100%
  Granherne International (Holdings) Ltd              England                65%(14)
    Granherne Limited                                 England               100%
    Granherne Inc                                     Texas                 100%
    Granherne Information Systems Limited             England               100%
    Granherne International Limited                   England               100%
    Granherne (NZ) Limited                            New Zealand           100%
    Granherne Pty Ltd                                 Australia             100%
    Granherne (S.A.) Pty Ltd                          Australia             100%
    Granherne Sdn Bhd                                 Malaysia              100%
Kellogg Oil & Gas Services Limited                    England               100%
M.W. Kellogg (Eastern Hemisphere) Limited             England               100%
M. W. Kellogg Limited                                 England                55%
  Kellogg Construction Limited                        England               100%
  Kellogg Offshore Limited                            England               100%
  Kellogg Plant Services Limited                      England               100%
  KESA Limited                                        England               100%
  K.R.S.A. Limited                                    England               100%
M.W. Kellogg Group Limited                            England               100%
M. W. Kellogg International Limited                   England               100%
  M. W. Kellogg (Pensions) Limited                    England               100%
  MWKL Field Services Limited                         Cayman Islands        100%
  MWKL Middle East Limited                            England               100%
Mono Group                                            Scotland               99%(13)
  Mono Group Pension Trustees Limited                 Scotland              100%
  Mono Pumps Limited                                  England               100%
    Mono Pumps (Australia) Pty. Limited               Australia             100%
    Mono Pumps (Engineering) Limited                  England               100%
    Mono Pumps (Manufacturing) Limited                England               100%
    Mono Pumps (New Zealand) Limited                  New Zealand           100%
    Mono Pumps (U.K.) Limited                         England               100%
    W. T. Limited                                     England               100%
T. K. Valve Holdings                                  England                99%(13)
  TK Valve Limited                                    England               100%
    T K Valve (Abu Dhabi) Limited                     Scotland              100%
    T K Valve (Europe) Limited                        Scotland              100%
    Tecman Services Limited                           Cyprus                100%
    TK Valve (Singapore) Pte. Ltd.                    Singapore             100%
Dresser Industria e Commercio Ltda.                   Brazil                100%
Dresser International, Ltd.                           Delaware              100%
Dresser Investments N.V.                              Netherlands Antilles  100%
Dresser Korea, Inc.                                   Korea                 100%
Dresser Minerals International, Inc.                  Texas                 100%
Dresser-Nagano, Inc.                                  Delaware            71.04%
Dresser Oilfield Gabon S.a.r.L.                       Gabon                  95%(15)
Dresser Oilfield Services, Inc.                       Delaware              100%
Dresser-Rand Canada, Inc.                             Canada                 51%
Dresser-Rand Company (Partnership)                    New York               51%
    DRSS Company (Partnership)                        New York               50%



                                                   STATE OR OTHER        % OF VOTING
                                                  SOVEREIGN POWER        SECURITIES
                                                   UNDER THE LAWS         OWNED BY
                                                      OF WHICH            IMMEDIATE
              NAME                                    ORGANIZED            PARENT
              ----                                ---------------        -----------
  Dresser-Rand Argentina S.A.                         Argentina             100%
  Dresser-Rand C.I. Limited                           Cayman Islands        100%
  Dresser-Rand Compression Services, S.A.             Switzerland           100%
  Dresser-Rand Holding Company                        Delaware              100%
    Dresser-Rand B.V.                                 Netherlands           100%
    Dresser-Rand GmbH                                 Germany               100%
    Dresser-Rand Japan Ltd.                           Japan                 100%
    Dresser-Rand Overseas Sales Company               Delaware              100%
      Dresser-Rand Company Ltd.                       England               100%
      Dresser-Rand (U.K.) Ltd.                        England               100%
    Dresser-Rand Sales Company, S.A.                  Switzerland           100%
      Dresser-Rand Services S.a.r.L.                  Switzerland           100%
    Dresser-Rand de Venezuela S.A.                    Venezuela             100%
    Southwest Industries, Inc.                        Delaware              100%
    Turbodyne Electric Power Corporation              Delaware              100%
  Dresser-Rand International B.V.                     Netherlands           100%
  Dresser-Rand Italia S.r.L.                          Italy                 100%
  Dresser-Rand Machinery Repair Belgie N.V.           Belgium               100%
  Dresser-Rand de Mexico, S.A. de C.V.                Mexico                100%
  Dresser-Rand Power, Inc.                            Delaware              100%
    Dresser-Rand Comercio e Industria Ltda.           Brazil                100%
    Dresser-Rand A/S                                  Norway                100%
    Dresser-Rand (SEA) Pte. Ltd.                      Singapore             100%
  Dresser-Rand S.A.                                   France                100%
  Dresser-Rand Services B.V.                          Netherlands           100%
    Dresser-Rand Czech spol. s r. o.                  Czechoslovakia        100%
Dresser Services, Inc.                                Delaware              100%
Dresser-Shaw Company                                  Canada               50.1%
  Bredero Price Holding B.V.                          Netherlands           100%
    Bredero Price Coaters (Thailand)  Limited         Thailand              100%(16)
    Bredero Price Coatings Pty. Ltd.                  Australia             100%
    Bredero Price Colombia B.V.                       Netherlands           100%
    Bredero Price International B.V.                  Netherlands           100%
    Bredero Price International, Inc.                 Texas                 100%
    Bredero Price (Middle East) Limited               Cyprus                100%
    Bredero Price Services Limited                    England               100%
    Bredero Norway B.V.                               Netherlands           100%
      Bredero Price Norway A/S                        Norway                100%
    British Pipe Coaters Limited                      England               100%
    Chalfont Limited                                  Cyprus                100%(17)
    Kapeq Trading Limited                             Cyprus                100%(18)
    SIF-Isopipe S.A.                                  France                100%
    SIF Overseas Trading Limited                      Cyprus                100%(17)
    Uniglobe Engineering Limited                      Cyprus                100%(19)
      Primat Limitada                                 Colombia             99.9%(20)
    Vosnoc Limited                                    Cyprus                100%(17)
  Shaw Pipe Industries Limited                        Canada                100%
    Shaw Industries Pty. Ltd.                         Australia             100%
    Shaw International Ltd.                           Barbados              100%
    Bredero Shaw Australia Pty. Ltd.                  Australia             100%

                                                           STATE OR OTHER     % OF VOTING
                                                           SOVEREIGN POWER    SECURITIES
                                                           UNDER THE LAWS      OWNED BY
                                                              OF WHICH         IMMEDIATE
                   NAME                                       ORGANIZED          PARENT
                   ----                                    ---------------    -----------
         Thai Pipecoaters Ltd.                               Thailand              100%
         Arabian Shaw Pipecoaters (Thailand) Ltd.            Thailand              100%
         Shaw Pipe Protection Limited                        Canada                100%
Dresser South Africa (Pty.) Ltd.                             South Africa          100%
Dresser de Venezuela, C.A.                                   Venezuela             100%
Fann Instrument Company                                      Delaware              100%
GAZDMD Avtomatika                                            Russia                100%
Grove Valve & Regulator Company                              California            100%
      Grove Foreign Sales Corporation                        Barbados              100%
M. W. Kellogg-Delaware Inc.                                  Delaware              100%
      Kellogg Oil & Gas Services, Inc.                       Delaware              100%
           Bredero-Shaw, Inc.                                Delaware             50.1% (21)
              Bredero Price Company                          Delaware              100%
      The M. W. Kellogg Company                              Delaware              100%
           Kelbi Ingeniera, S.A. de C.V.                     Mexico                 50% (22)
           Kellogg Cardon, C.A                               Venezuela             100%
           Kellogg Foreign Sales Corporation                 Barbados              100%
           Kellogg Pan American, C.A.                        Venezuela             100%
           M. W. Kellogg Technology Company                  Delaware              100%
           TSKJ II Construcoes Internacionais
            Sociedade Unipessoal Limitada                    Portugal              100%
              TSKJ Nigeria, Limited                          Nigeria               100%
           M. W. Kellogg Holdings, Inc.                      Delaware              100%
              Conkel, S. de R.L. de C.V.                     Mexico                100%
              Intercontinental Services Limited              Virgin Islands        100%
              KCI Constructors, Inc.                         Delaware              100%
              KRW Energy Systems, Inc.                       Delaware               80%
              Kellogg China Inc.                             Delaware              100%
              Kellogg Development Corporation                Delaware              100%
              Kellogg Far East, Inc.                         Delaware              100%
              Kellogg Holland B.V.                           Netherlands           100%
                 Kellogg Continental B.V.                    Netherlands           100%
                    Kellogg Continental Construction B.V.    Netherlands           100%
                       Kellogg Intercontinental Limited      Cyprus                100%
              Kellogg ISL Limited                            Cayman Islands        100%
              Kellogg India Limited                          Delaware              100%
              Kellogg Indonesia, Inc.                        Delaware              100%
              Kellogg International Corporation              Delaware              100%
              Kellogg International Services Corporation     Delaware              100%
              Kellogg International Services Limited         Cayman Islands        100%
                 Petroleum and Industrial Maintenance
                     Company Limited                         Cayman Islands        100%
              Kellogg Iran, Inc.                             Delaware              100%
              Kellogg Italy, Inc.                            Delaware              100%
              Kellogg Korea, Inc.                            Delaware              100%
              Kellogg Malaysia, Inc.                         Delaware              100%
              Kellogg (Malaysia) Sdn. Bhd.                   Malaysia              100%
              Kellogg Mexico, Inc.                           Mexico                100%
              Kellogg Middle East Limited                    Delaware              100%
              Kellogg Middle East Services Inc.              Delaware              100%

                                                           STATE OR OTHER     % OF VOTING
                                                           SOVEREIGN POWER    SECURITIES
                                                           UNDER THE LAWS      OWNED BY
                                                              OF WHICH         IMMEDIATE
                   NAME                                       ORGANIZED          PARENT
                   ----                                    ---------------    -----------
              Kellogg Nigeria Inc.                           Delaware              100%
              Kellogg Overseas Construction Corporation      Delaware              100%
              Kellogg Overseas Corporation                   Delaware              100%
              Kellogg Overseas Services Corporation          Panama                100%
              Kellogg Pan American Corporation               Delaware              100%
              Kellogg Plant Services Inc.                    Delaware              100%
              Kellogg Rust Services Inc.                     Delaware              100%
              Kellogg Rust Synfuels, Inc.                    Delaware              100%
              Kellogg Saudi Arabia Limited                   Delaware              100%
              Kellogg Services, Inc.                         Delaware              100%
              KPA, S.A. de C.V.                              Mexico                100%
              Kuwait Kellogg Ltd.                            Delaware              100%
              Middle East Technologies, Inc.                 Delaware              100%
              M. W. Kellogg Company Limited                  Canada                100%
              M. W. Kellogg Constructors Inc.                Delaware              100%
              Pullman Incorporated Capital Corporation       Delaware              100%
              Kellogg Algeria Inc.                           Delaware              100%
              Pullman Kellogg Plant Services Algeria, Inc.   Delaware              100%
              Societe Kellogg                                Delaware              100%
Malaysian Barite Sdn. Bhd.                                   Malaysia              100%
Masoneilan International, Inc.                               Delaware             99.1% (23)
      Dresser B.V.                                           Netherlands            85% (24)
         Security DBS B.V.                                   Netherlands           100%
         Dresser Europe S.A.                                 Belgium               100%
              Ebro-Electronic GmbH                           Germany               100% (25)
         Dresser Industrial Products B.V.                    Netherlands           100%
              AVA Netherlands B.V.                           Netherlands           100%
         Dresser Japan Ltd.                                  Japan                 100%
         Dresser Netherlands B.V.                            Netherlands           100%
              Dresser Wayne AB                               Sweden                100%
         Dresser Polska Sp z o.o                             Poland                100%
         Dresser Produits Industriels                        France                100%
              Dresser Congo S.A.R.L.                         Congo                 100%
              Kellogg France, S.A.                           France                100%
         Dresser Oilfield Services B.V.                      Netherlands           100%
      Dresser Italia S.p.A.                                  Italy                  99% (26)
         Grove Scandinavia A/S                               Norway                100%
         Grove (UK) Limited                                  England               100%
         Ledeen Italia S.p.A.                                Italy                 100%
      Dresser Latvia Limited                                 Latvia                100%
      Dresser Masoneilan Valves Private Limited              India                  51% (27)
      Masoneilan HP + HP GmbH                                Germany               100%
      Masoneilan Internacional, S.A. de C.V.                 Mexico                100%
      Masoneilan S.A.                                        Spain                  75% (28)
      Masoneilan (S.E.A.) Private Limited                    Singapore             100%
         Dresser Singapore Pte. Ltd.                         Singapore              95% (29)
Monoflo, Inc.                                                Delaware              100%
Nile Oilfield Engineering Limited                            Sudan                  51%
P. T. Security Mulia Indonesia                               Indonesia              70%

                                                           STATE OR OTHER     % OF VOTING
                                                           SOVEREIGN POWER    SECURITIES
                                                           UNDER THE LAWS      OWNED BY
                                                              OF WHICH         IMMEDIATE
                   NAME                                       ORGANIZED          PARENT
                   ----                                    ---------------    -----------
Property and Casualty Insurance, Limited                     Bermuda               100%
Property and Casualty Insurance Ltd. - U.S.                  Vermont               100%
Servicios Industrials Worthington, S.A.                      Venezuela             100%
Symington Wayne Overseas, Ltd.                               Canada                100%
      Wayne Pump Company South Africa (Pty.) Ltd.            South Africa          100%
Triconos Mineros S.A.                                        Chile                 100%
Wheatley TXT Corp.                                           Delaware              100%
      Axelson Canada, Inc.                                   Delaware              100%
      Axelson, Inc.                                          Delaware              100%
      Axelson Pump Company                                   Delaware              100%
      Clif Mock Company                                      Delaware              100%
      Texsteam Inc.                                          Delaware              100%
      Tom Wheatley Valve Company                             Delaware              100%
      Wheatley Corporation                                   Delaware              100%
      Wheatley Gaso Inc.                                     Delaware              100%
      Wheatley Pump Incorporated                             Delaware              100%
Worthington Compressores e Turbinas Ltda.                    Brazil                100%
Worthington Corporation                                      Delaware              100%
      Sociedad Espanola de Bombas y Maquinaria S.A.          Spain                 100%
Worthington do Brasil, Inc.                                  Delaware              100%
      Ingersoll-Dresser Pumps de Colombia, S.A.              Colombia               93% (30)

 (a) The names of certain subsidiaries of Registrant have been omitted since the unnamed subsidiaries considered in the aggregate as a single subsidiary would not constitute a significant subsidiary.

 (1)   Remaining 21.74% owned by Sperry-Sun Drilling Services Inc.
 (2)   Shares held in trust by NL Industries, Inc.
 (3)   Remaining .27% held by various individuals.
 (4) Remaining owned by Canadian Branch of Baroid Equipment Canada, Inc. (30.7%) and by DB Stratabit (Canada) Ltd. (15.3%).
 (5)   Remaining 10% owned by Sub Sea International Australia Inc.
 (6) Shares held in trust by Seun Oyefess (99%) and Mrs. Olympia Abeka Oyefess (1%).
 (7) Shares held in trust by Datu Hulubalang Hj Abd Wahab (50%) and Hj Mohd Akib Bin Ghani (50%) for the benefit of Subtec Asia Limited.
 (8) Shares held for the benefit of Dresser Industries, Inc. However shares have not been subscribed.
 (9)   Remaining 10% owned by Dresser Netherlands B.V.
(10)   Remaining 15% owned by Wheatley Gaso Inc.
(11)   Remaining 22% held by Baroid Corporation of Canada, Ltd.
(12) Remaining 40.55% held by Sub Sea International, Inc. (22.68%), Baroid International Trading Corporation (17.53%) and Dresser AG (.34%). 100% of issued and preferred voting shares are owned by Dresser Canada, Inc.
(13)   Remaining 1% held by Dresser Acquisitions Limited.
(14)   51% of shares held in trust by Siam One Ltd.
(15)   Remaining 35% held by Dresser (Holdings) Limited.
(16)   Remaining 5% owned by Dresser Minerals International, Inc.
(17) Shares held in trust by Abacus (Nominees) Limited (99.9%) and Abacus (Cyprus) Limited (.1%).
(18) Shares held in trust by Abacus (Cyprus) Limited (50%) and Abacus (Nominees) Limited (50%).
(19)   Shares held in Trust by Interchange Limited.
(20)   Remaining 0.1% held by Robert Dick.
(21)   Remaining 49.9% held by Shaw Resource Services, Inc.
(22)   Remaining 50% owned by Bufete Industriale, S.A. de C.V.
(23)   Remaining .9% owned by DB Stratabit, Inc.
(24)   Remaining 15% owned by Dresser Industries, Inc.   100% issued Class B
       Shares held by Dresser Anstalt.
(25)   Shareholding interest actually held by German Branch of Dresser Europe
       S.A.
(26)   Remaining 1% owned by Dresser B.V.
(27)   Remaining 49% held by India Valve Investment Co., Inc.
(28)   Remaining 25% held by Dresser Produits Industriels.
(29)   Remaining 5% held by Masoneilan International, Inc.
(30) Remaining 7% owned by Dresser Minerals International, Inc. (1.8%); Dresser International, Ltd. (1.8%); Dresser Industries, Inc. (1.7%); Worthington Corporation (1%); and Dresser Holding, Inc. (.7%).